SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  November 14, 2008

                             PERFORMING BRANDS, INC.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                     000-50057                       65-1082135
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(State or Other              (Commission                    (IRS Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)


                4951 Airport Parkway, #660, Addison, Texas  75001
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               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 818-3862
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                          Registrant's Telephone Number



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          (Former Name or Former Address, if Changed Since Last Report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



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Item 2.04  Triggering  Events  That Accelerate  or Increase  a Direct  Financial
           Obligation or an Obligation under an Off-Balance Sheet Arrangement.

     Performing Brands, Inc. (the "Company") has not filed its Quarterly Report on Form 10-Q for the period ended September 30, 2008, which filing was required to be filed with the Securities and Exchange Commission ("SEC") on November 14, 2008. Pursuant to the covenants under the Company's Senior Secured Convertible Promissory Note (the "Note"), failure to timely file its Form 10-Q is an event of default, although the Holder has not notified the Company that it is declaring an event of default.

     On April 3, 2008, in connection with a legal settlement, Performing Brands, Inc. (then known as Boo Koo Holdings, Inc.) and its subsidiary Boo Koo Beverages, Inc. entered into an agreement with Holigan Racing, L.P. ("Holigan") to settle the outstanding litigation between the parties, specifically Holigan Racing, LP v. Boo Koo Beverages, Inc., BK Subsidiary, Inc. and BK Beverages, LLC (the "Action"), in which Holigan had alleged breach of a sponsorship agreement and sued the Defendants. The Company executed the Note on April 3, 2008 in favor of Holigan in the amount of $1,400,000. The Note provides for payment to be made in eight quarterly payments of $175,000, which payments shall be made, at Holigan's election, in cash or a number of shares of the Company's common stock, par value $0.0001 per share ("Common Stock"), equal to the quotient of $175,000 divided by $0.75, subject to certain anti-dilution adjustments. The Note was subsequently amended on August 1, 2008 to provide that the entire remaining principal payments of $1,225,000 are due and payable on December 15, 2008. Pursuant to the terms of the Note, the Company is also required to make certain prepayments equal to 25% of the gross cash proceeds received from any Capital Transaction (as defined in the Note). In addition, repayment of the principal amount may be accelerated upon an Event of Default (as defined in the Note). The Note also contains certain restrictions on the Company's ability to incur indebtedness or liens against its assets.

     Upon receipt of a notice of default, the Company shall have 10 (ten) business days to cure. If the Company is unable to cure, the entire principal amount of $1,225,000 will become due and payable.


Item 8.01  Other Events.

     As a result of the failure to file its Quarterly Report on Form 10-Q for the period ended September 30, 2008, the Company will file a request with the SEC to withdraw its Registration Statement on Form SB-2 (File No. 333-146419) (the "Registration Statement"). As a result of the failure to file its Form 10-Q and the expected request to withdraw the Registration Statement, shareholders cannot sell shares of Common Stock held by them pursuant to the Registration Statement or Rule 144 of the Securities Act of 1933, as amended.






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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PERFORMING BRANDS, INC.

                                   By:    /s/ Stephen C. Ruffini
                                      ------------------------------------------
                                   Name:   Stephen C. Ruffini
                                   Title:  Chief Financial and Operating Officer

Date:  November 18, 2008






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